Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No. 1 to the quarterly report of Worldwide Restaurant Concepts, Inc. (the “Company”) on Form 10-Q/A for the quarter ending October 17, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Charles L. Boppell, President and Chief Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 6, 2005	/s/ Charles L. Boppell
Charles L. Boppell
President and Chief Executive Officer